UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

0-22606
(Commission File Number)

February 27, 2008
Date of Report (Date of Earliest Event Reported):

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	64-0665423
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2007, W. Page Ogden, the President and Chief Executive Officer of Britton & Koontz Capital Corporation (the “Registrant”) and its wholly-owned subsidiary, Britton & Koontz Bank, N.A. (the “Bank”), entered into a Salary Continuation Agreement  (the “Agreement”) with the Bank.  On December 19, 2007, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission describing the material terms of the Salary Continuation Agreement.  A copy of the Salary Continuation Agreement is filed as Exhibit 10.04 hereto.

Item 9.01               Financial Statements and Exhibits.

          (d)                       Exhibits

10.04	Salary Continuation Agreement dated December 18, 2007, between Britton & Koontz Bank, N.A. and W. Page Ogden.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date:	February 27, 2008	/s/ W. Page Ogden
W. Page Ogden
Chief Executive Officer

Exhibits Index

Exhibit	Description of Exhibit

10.04	Salary Continuation Agreement dated December 18, 2007, between Britton & Koontz Bank, N.A. and W. Page Ogden